Exhibit 99.1

 Investor Presentation Growth Oriented. Community Driven. Trusted and Respected. February 2018

Forward Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of HarborOne Bancorp, Inc. (the “Company”) management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne Bancorp, Inc.’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law. 2 2

A Company ontheMove “A ship in Harbor is safe, but that’s not why ships are built.” -John A. Shedd 3

Who, and Where, We Are HarborOne Bancorp, Inc. is part of a two-tier holding company. HarborOne Mutual Bancshares, a mutual holding company, owns approximately 53% of our outstanding stock. HarborOne Bank is the largest state-chartered co-operative bank in New England with 14 full-service branches, 2 limited-service bank offices, 1 commercial lending office and 1 residential lending office. A recognized leader in financial and personal enrichment education and innovation. Merrimack Mortgage Company is a wholly owned subsidiary of the Bank with 34 offices in Massachusetts, New Hampshire and Maine. Loans: Deposits: Market Cap: NASDAQ: $2.2 billion $2.0 billion $626 million HONE 4

Market Share Top 3 deposit market share in 7 out of 11 towns with a branch Deposit Households as of August 31, 2017 FDIC as of June 30, 2017 *Includes $554MM originated from the Call Center, Internet, and Municipal Dept. 5 2016201720162017 RankRankTownMarket ShareMarket Share Change In Market Share Total Deposits 11Brockton45.03%46.89% 1.86% $1,020,000* 76Plymouth5.95%7.50% 1.55% $87,002 22Middleboro23.03%24.43% 1.40% $78,930 22Abington23.68%24.55% 0.87% $112,023 23Randolph14.27%15.06% 0.79% $118,519 55Attleboro6.01%6.69% 0.68% $93,208 66Mansfield4.72%5.13% 0.41% $28,234 33Bridgewater11.54%11.89% 0.35% $129,299 55Raynham9.54%9.77% 0.23% $63,812 22Easton19.50%18.53% -0.97% $143,485 23Canton17.19%15.98% -1.21% $126,396

A Tradition of Growth March 1917 Feb 2004 July 2013 July 2015 June 2016 October 2017 Brockton Credit Union HarborOne Credit Union HarborOne Bank Purchased Merrimack Mortgage IPO Announced Share Repurchase Program Total Assets Total Loans $3,000 $2,400 $2,800 $2,200 $2,600 $2,000 $2,400 $1,800 $2,200 $1,600 $2,000 $1,400 $1,800 $1,200 $1,600 $1,000 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Millions Millions 6

An Eye to the Horizon Our focus on growth drives a solutions-based approach that is creative, and at times, unconventional 7 Solution Converted our charter from a Credit Union to a Bank Purchased Merrimack Mortgage Company De-emphasized Indirect auto lending and more focus on leasing Opportunity Drive margin growth through a robust Commercial Lending operation Combat margin compression with substantial mortgage expansion to diversify income stream Transition the balance sheet to optimize higher yielding assets

A Focus Growth Pillars: on the Fundamentals • • Improved margin roadmap as loan mix changes Product development philosophy focused on value and customer profitability alignment Mobile focused, cutting edge tools Multi-layered security infrastructure Strong culture: voted “Top Places to Work” by employees 9 consecutive years in Boston Globe annual survey Experienced and aligned Management team and Board • Diversified business model - Robust commercial loan growth fueled by experienced lending team and credit support Regional residential lending machine and robust fee generator Attractive deposit mix Restructured loan mix to higher yielding assets FinTech friendly • • • - - - - • • • Multi-channel customer targeting capabilities Asset quality strength across organization 8

Margin and NII Balance sheet management philosophy provides the flexibility to actively manage loan mix to drive margin and capitalize on rising interest rates Net Interest Margin Net Interest Income (annualized) 3.20% 75,000 70,000 65,000 3.00% 2.80% 60,000 55,000 50,000 2.60% 2.40% 45,000 40,000 35,000 2.20% 2.00% Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Thousands 9

Fueling Growth: Total Loans December 2013 Loan Mix Total Loans December 2017 24% Residential Residential 36% 36% Commercial Commercial 58% 40% Consumer Consumer Total Loans $2,200 $1,700 $1,200 $700 $200 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Residentail Commercial Consumer Millions 10

Fueling CRE Growth: Diversification CONSTRUCTION C & I Arts, Entertainment, Recreation 10% Health Care Accommodations 10% Construction 1% and Social Assistance 2% Retail 13% Apartment Building 14% Retail Trade 6% 14% Other 27% her 14% Commercial 13% Manufacturing 19% Office 13% Hotel 14% Health Care 14% Real Estate Rental and Leasing 71% Wholesale trade 11% Industrial 19% RE Rental & Leasin Retail Trade 4% Growth Strategy: Results: • • • • Expanded market presence Experienced lenders / industry leaders Growing sophistication and capacity Disciplined underwriting • • 2013: $88 million outstanding 2017: $877 million outstanding 11

Fueling Growth: MMC The strength of the Merrimack Mortgage Company (MMC) operation provides a growth platform across the HarborOne organization Footprint • MMC’s 34 offices provide expanded distribution for our Small Business and Commercial Lending teams Cross-sell • MMC customers provide deposit, HELOC, and consumer lending opportunities Income Diversification (Since Purchase in 2015) • • Recognized $100.2 million in mortgage banking income Pretax earnings of $12.3 million 12

Fueling Growth: Core Deposits Robust analytic capabilities and product innovation are the driving forces behind building the next generation core funding machine Government deposits have grown from $22 million in 2013 to $232 million in 2017 Total Deposits $2,100 $1,900 $1,700 $1,500 $1,300 $1,100 $900 $700 $500 $300 $100 Dec-13 Dec-14 Dec-15 Money Market Dec-16 Dec-17 Checking Savings CD 13 Millions 13

Fueling Growth: Strong Asset Quality Asset quality is driven by core competencies in both credit and collections discipline • • As of 12/31/17 - 80% of nonperforming assets are 1-4 family owner occupied Commercial delinquencies .07% of total Delinquencies 12/31/17 Nonperforming Assets to Total Assets 2.00% 1.80% 1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% Dec-13 Residential Dec-14Dec-15 Dec-16 Dec-17 Commercial Consumer Total Repossessed 14 14 YTD Net 30-5960-8990+charge DaysDaysDaysTotaloffs Residential$3,525 $1,226 $5,563 $10,314-$22 Commercial$2$312$260$574$118 Consumer$1,673 $364$183$2,220 $799 Total$5,200$1,902$6,006$13,108$895

Fueling Growth: Prioritizing Opportunities • • • • • • • New digital platforms for small business & home equity loans in Q2 ‘18 New de novo branch / Stoughton 2018 Acquisition mindset Residential lending organizational consolidation underway A brand value proposition right for the times…“Find your Harbor” Deeper customer relationships through disciplined analytics Top talent development and retention through leadership programs 15 15

A Company Built On Service. Community. Integrity. “While we have adopted a new organizational structure, our commitment to our customers, community, employees and now our shareholders is as strong as it has ever been.” -James W. Blake 16